                                                                Exhibit 10(a)(i)


THE WARRANTS GRANTED BY THIS WARRANT AGREEMENT AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE TRANSFER OF SUCH WARRANTS AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE ARE SUBJECT TO RESTRICTIONS ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND PURSUANT TO THE TERMS OF THIS WARRANT AGREEMENT.


                                WARRANT AGREEMENT

         WARRANT AGREEMENT, dated as of March 22, 2001 (this "AGREEMENT"), between R.G. Barry Corporation, an Ohio corporation (together with its successors, the "COMPANY") and Hills & Company (the "HOLDER").


                                    RECITALS

         WHEREAS, the Company and the Holder are entering into an agreement pursuant to which the Holder will provide certain consulting services to the Company; and

         WHEREAS, as a condition and inducement to the Holder's willingness to provide consulting services, the Company agreed to issue to the Holder the Warrants (as defined below) as part of the consideration for such services;

         NOW, THEREFORE, in consideration of the foregoing and the respective representations and warranties set forth herein, the Company and the Holder agree as follows:

                  1. ISSUANCE OF WARRANTS. Subject to the terms and conditions set forth herein, the Holder hereby purchases and the Company hereby sells and issues to the Holder warrants (the "WARRANTS") representing the right to purchase from time to time as further set forth in Section 2 hereof an aggregate of 25,000 Common Shares, $1.00 par value per share, of the Company (together with any common shares into which the Common Shares may be converted in connection with any merger or consolidation of the Company, the "COMMON SHARES") at a purchase price of $2.70 per share (the "EXERCISE PRICE"). A warrant certificate will be issued in registered form as the definitive warrant certificate, substantially in the form of EXHIBIT A, which is hereby incorporated in and expressly made a part of this Agreement.

                  2. EXERCISE OF WARRANT. (a) The Holder may exercise the Warrants, in whole or in part, at any time and from time to time after the date of this Agreement; PROVIDED that, this Agreement and the Warrants shall terminate and be of no further force and effect after March 22, 2004 (the "EXPIRATION DATE"); PROVIDED, that any purchase of Common Shares upon exercise of the Warrants shall be subject to compliance with applicable laws. The termination of the Warrants shall not affect any rights hereunder which by their terms extend beyond the date of such termination.

                  (b) In the event the Holder elects to exercise the Warrants, it shall send to the Company a written notice, substantially in the form of EXHIBIT B (the date on which such notice is given being herein referred to as the "NOTICE DATE"), specifying (i) the total number of Common Shares the Holder intends to purchase pursuant to such exercise and (ii) a place and date not earlier than five (5) business days nor later than twenty (20) business days from the Notice Date for the closing of such purchase (the "WARRANT CLOSING DATE") provided that if the closing of the purchase and sale pursuant to the Warrants (the "Warrant Closing") cannot be consummated by reason of any applicable judgment, decree, order, law or regulation, the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which such restriction on consummation has expired or been terminated.

                  3. PAYMENT AND DELIVERY OF CERTIFICATES. (a) On each Warrant Closing Date, the Holder shall pay to the Company the Exercise Price for the Common Shares in respect of which the Warrants are being exercised by delivery to the Company of a bank check or by wire transfer of immediately available funds to a bank account designated by the Company.

                  (b) At each Warrant Closing, simultaneously with the delivery of the Exercise Price, (i) the Company shall deliver to the Holder (A) a certificate or certificates representing the Common Shares to be purchased at such Warrant Closing, which Common Shares shall be free and clear of all liens, claims, charges and encumbrances of any kind whatsoever ("LIENS") other than Liens arising from the actions of the Holder, and (B) if the Warrants are being exercised in part only, an executed new Warrant Agreement with the same terms as this Agreement evidencing the right to purchase the balance of the Common Shares purchasable hereunder, and (ii) the Holder shall deliver to the Company a letter agreeing that the Holder shall not offer to sell or otherwise dispose of such Common Shares in violation of applicable federal or state securities laws or the provisions of this Agreement.

                  (c) Certificates for the Common Shares delivered at each Warrant Closing shall be endorsed with a restrictive legend which shall read substantially as follows:

         "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. THE TRANSFER OF SUCH SHARES IS SUBJECT TO RESTRICTIONS ARISING UNDER THE TERMS OF A WARRANT AGREEMENT DATED AS OF MARCH 22, 2001, BETWEEN THE COMPANY AND THE INITIAL HOLDER OF THE WARRANTS ISSUED THEREUNDER. THE COMPANY WILL MAIL A COPY OF THE WARRANT AGREEMENT TO THE HOLDER WITHOUT CHARGE WITHIN FIVE (5) DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

It is understood and agreed that (i) the reference to restrictions arising under the Securities Act of 1933, as amended (the "SECURITIES ACT") in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the Holder shall have delivered to the Company a copy of a letter from the staff of the United States Securities and Exchange Commission, or an opinion of counsel in form and substance reasonably satisfactory to the Company and its counsel, to the effect that such legend is not required for purposes of the Securities Act and (ii) the reference to restrictions pursuant to this Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the Common Shares evidenced by certificate(s) containing such reference have been sold or transferred in compliance with the provisions of this Agreement under circumstances that do not require the retention of such reference.

                  (d) Upon the giving by the Holder to the Company of the written notice of exercise of the Warrants provided for under Section 2(b), the tender of the applicable Exercise Price in immediately available funds and the tender of this Agreement to the Company, such Holder shall be deemed to be the holder of record of the Common Shares issuable upon such exercise, notwithstanding that the share transfer books of the Company shall then be closed or that certificates representing such Common Shares shall not then be actually delivered to the Holder. The Company shall pay all expenses, and any and all United States federal, state, and local taxes and other charges that may be payable in connection with the preparation, issuance and delivery of share certificates under this Section 3(d) in the name of the Holder; if such share certificates are to be in the name of an assignee, transferee, or designee of the Holder, the Holder shall pay all transfer charges and all United States federal, state and local taxes in respect thereof.

                  (e) The Company agrees (i) that it shall at all times maintain, free from preemptive rights, sufficient authorized but unissued or treasury Common Shares so that the Warrants may be exercised without additional authorization of Common Shares after giving effect to any other options, warrants, convertible securities and other rights to purchase Common Shares,
(ii) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company under this Agreement and (iii) that it shall promptly take all reasonable action as may from time to time be required in order to permit the Holder to exercise the Warrants and the Company to duly and effectively to issue Common Shares pursuant thereto.

                  4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Holder as follows:

                  (a) Due Authorization. All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement and the delivery of the Warrants, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance), sale, and delivery of the Common Shares issuable upon exercise hereof has been taken, and this Agreement constitutes, and the Warrants when delivered will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other statutes, laws, regulations, ordinances, orders, judgments, decrees or rules of any local, state or federal or governmental authority ("LAWS") of general application affecting enforcement of creditors' rights generally and (ii) as limited by Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                  (b) Authorized Common Shares. The Company has taken all necessary corporate action to authorize and reserve and, subject to obtaining the governmental and other approvals and consents referred to herein, to permit it to issue, and, at all times from the date hereof until the obligation to deliver Common Shares upon the exercise of the Warrants terminates, will have reserved for issuance, upon exercise of the Warrants, Common Shares necessary for the Holder to exercise the Warrants. The Common Shares to be issued upon due exercise of the Warrants, upon issuance pursuant hereto, shall be duly and validly issued, fully paid and nonassessable, and shall be delivered free and clear of all Liens, including any preemptive rights of any shareholder of the Company.

                  (c) No Conflicts. The execution, delivery, and performance by the Company of this Agreement and the delivery of the Warrants, and the consummation of the transactions contemplated hereby and thereby, will not (i) conflict with or violate any provision of the Company's articles of incorporation or regulations, (ii) violate any Law applicable to the Company, which would reasonably be expected to have a material adverse effect on the assets, business, properties or financial condition of the Company or (iii) result in any breach of or be in conflict with or constitute a default under any material contract, lease or other agreement to which the Company is a party or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under any material contract, lease or other agreement to which the Company is a party.

                  (d) Board Approval. The execution and delivery of this Agreement and the delivery of the Warrants to the Holder hereunder have been authorized and approved by all requisite action of the Board of Directors of the Company.

                  5. REPRESENTATIONS AND WARRANTIES OF THE HOLDER. The Holder hereby represents and warrants to the Company that:

                  (a) Due Authorization. The Holder has full power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly and validly approved and no other proceedings on the part of the Holder is necessary to authorize the execution, delivery and performance of this Agreement.

                  (b) No Conflicts. The execution and delivery by the Holder of this Agreement do not, and the performance by the Holder of its obligations under this Agreement will not, (i) conflict with or violate any provision of the certificate of incorporation, bylaws or other governing documents of the Holder or (ii) violate any Law applicable to the Holder, the effect of which, would reasonably be expected to have a materially adverse effect on the ability of the

Holder to consummate the transactions contemplated hereby or would material hinder or delay such consummation.

                  (c) Purchase Not for Distribution. The Warrants will not be transferred or otherwise disposed of except in a transaction registered or exempt from registration under the Securities Act. This Agreement is made with the Holder in reliance upon the Holder's representation to the Company, which by the execution of this Agreement the Holder hereby confirms, that the Warrants and the Common Shares will be acquired for investment for the Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Holder further represents that the Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Warrants or the Common Shares.

                  (d) Reliance Upon Holder's Representations. The Holder understands that the Warrants are not, and the Common Shares may not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of such securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Holder's representations set forth herein.

                  (e) Receipt of Information. Prior to exercising the Warrants the Holder will request and obtain all the information the Holder considers necessary or appropriate for deciding whether to purchase the Common Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Warrants and the assets, business, properties and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information) necessary to verify the accuracy of any information furnished to the Holder or to which the Holder had access.

                  (f) Accredited Investor; Investment Experience. The Holder is an accredited investor within the definition of Regulation D of the Securities Act. The Holder is experienced in evaluating and investing in private placement transactions of securities of companies and acknowledges that the Holder is able to fend for itself, can bear the economic risk of the Holder's investment in the Common Shares, and has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of the investment in the Warrants and Common Shares and can afford a complete loss of its investment. The Holder has not been organized for the purpose of acquiring the Warrants.

                  (g) Restricted Securities. The Holder understands that the Common Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Common Shares or an available exemption from registration under the Securities Act, the Common Shares must be held indefinitely. In particular, the Holder is aware that the Common Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.

                  6. ADJUSTMENT OF WARRANT. (a) Adjustments for Subdivisions, Combinations or Consolidation of Common Shares. In the event the outstanding Common Shares shall be subdivided (by share split, or otherwise), into a greater number of Common Shares, the number of Common Shares for which the Warrants may be exercised shall, concurrently with the effectiveness of such subdivision, be proportionately increased. In the event the outstanding Common Shares shall be combined or consolidated, by reclassification or otherwise, into a lesser number of Common Shares, the number of Common Shares for which the Warrants may be exercised shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased.

                  (b) Adjustments for Other Distributions. In the event the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Common Shares entitled to receive any distribution payable in securities of the Company other than Common Shares and other than as otherwise adjusted in this Section 6, then, and in each such event, provision shall be made so that the Holder of the Warrants shall receive upon exercise thereof, in addition to the number of Common Shares receivable thereupon, the amount of securities of the Company which the Holder would have received had the Warrants been exercised into Common Shares on the date of such event, subject to all other adjustments called for during such period under this Section 6 with respect to the rights of the Holder of the Warrants.

                  (c) Adjustments for Reclassification, Exchange and Substitution. If the Common Shares issuable upon exercise of the Warrants shall be changed into the same or a different number of shares of any other class or classes of shares, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), the number of Common Shares for which the Warrants may be exercised shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the Warrants shall be exercised into, in lieu of the number of Common Shares which the Holder would otherwise have been entitled to receive, a number of shares of such other class or classes of shares equivalent to the number of Common Shares that would have been subject to receipt by the Holder upon exercise of the Warrants immediately before that change.

                  (d) Reorganization, Mergers, Consolidations, or Sales of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Shares (other than a subdivision, combination, reclassification, or exchange of shares provided for elsewhere in this Section
6) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's and its subsidiaries' consolidated properties and assets to any other person, then, as a part of such reorganization, merger, consolidation, or sale, provision shall be made so that the Holder of the Warrants shall thereafter be entitled to receive upon exercise of the Warrants, the number of shares or other securities or property, including cash, of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Shares deliverable upon exercise of the Warrants would have been entitled upon such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6 with respect to the rights of the Holder of the Warrants after the reorganization, merger, consolidation, or sale to the end that the provisions of this Section 6 (including adjustment of the number of Common Shares for which the Warrants may be exercised) shall be applicable after that event as nearly equivalent as may be practicable.

                  7. DIVISION OF WARRANT. This Agreement (and the Warrants granted hereby) are exchangeable, without expense, at the option of the Holder, upon presentation and surrender of this Agreement at the principal office of the Company for other agreements providing for Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of Common Shares purchasable hereunder. The terms "AGREEMENT" and "WARRANT" as used herein include any other agreements and related Warrants for which this Agreement (and the Warrants granted hereby) may be exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, the Company will execute and deliver a new agreement of like tenor and date. Any such new agreement executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

                  8. MISCELLANEOUS. (a) Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such expenses.

                  (b) Waiver and Amendment. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

                  (c) Entire Agreement; No Third-Party Beneficiary; Severability. This Agreement (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or a federal or state regulatory agency to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that the Warrants do not permit the Holder to acquire the full number of Common Shares as provided in
Section 1, it is the express intention of the Company to allow the Holder to acquire such lesser number of shares as may be permissible without any amendment or modification hereof.

                  (d) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Ohio.

                  (e) Descriptive Headings. The descriptive headings contained herein are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (f) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         If to the Company to:

                  R.G. Barry Corporation
                  13405 Yarmouth Road N.W.
                  Pickerington, Ohio 43147
                  Attention: Chief Executive Officer
                  Telecopier No.: (614) 864-3129


                  If to the Holder, to the address provided to the Company (which the Company agrees to disclose to other parties upon request).

                  (g) Counterparts. This Agreement and any amendments hereto may be executed in counterparts, each of which shall be considered one and the same agreement and shall become effective when all counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                  (h) Transfer; Assignment. The Warrants shall not be transferred, sold, conveyed, hypothecated, pledged or otherwise disposed of, whether voluntarily or by operation of law ("TRANSFERRED"), by the Holder to any person or entity other than an Affiliate of the Holder without the prior written consent of the Company. Neither this Agreement, nor any of the rights, interests or obligations hereunder shall be assigned without the prior written consent of the other parties. Notwithstanding the foregoing, the Holder may assign all of its rights hereunder to any of its Affiliates without the prior written consent of the Company. It shall be a condition precedent to any Transfer or assignment of this Agreement or of the Warrants that (i) the assignee shall agree to be bound by all the obligations of assignor under this Agreement and shall make all of the representations and warranties made by the Holder in this Agreement and
(ii) if requested by the Company, the Holder shall furnish the Company with an opinion of counsel, reasonably satisfactory to the Company, that such Transfer or assignment will comply with all applicable federal and state securities laws. Upon any assignment of this Agreement and the Warrants in compliance with this
Section 8(h), the assignee shall become the "Holder" for all purposes of this Agreement and the Warrants. Any attempt by the Holder or any subsequent Holder to Transfer or assign this Agreement, any rights, interests or obligations hereunder or any Warrants in violation of this Section 8(h) shall be null and void. Subject to the preceding sentences, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. As used herein, "AFFILIATE" shall mean, with respect to any person or entity, any other person or entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such person or entity. For purposes of the foregoing sentence, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any person or entity, means the direct or indirect possession of the power to direct or cause the direction of the management or policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise.

                  (i) Further Assurances. In the event of any exercise of the Warrants by the Holder, the Company and the Holder shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions provided for by such exercise.

                  (j) Stock Exchange Listing; Registration. Anything contained in this Agreement or elsewhere to the contrary notwithstanding, the Company may postpone the issuance and delivery of the Common Shares upon any exercise of the Warrants until completion of any stock exchange listing or registration or other qualification of such Common Shares under any state or federal law, rule or regulation as the Company may consider appropriate; and may require the Holder when exercising the Warrants to make such representation and furnish such information as the Company may reasonably consider appropriate in connection with the issuance of the Common Shares in compliance with applicable law.

                  9. OHIO CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE DIVISION OF SECURITIES OF THE STATE OF OHIO AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY CHAPTER 1707 OF THE OHIO REVISED CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                  IN WITNESS WHEREOF, the Company and the Holder have caused this Warrant Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first written above.

                                    R.G. BARRY CORPORATION


                                    By: /s/ Daniel D. Viren
                                        -------------------------
                                        Name: Daniel D. Viren
                                        Title: Senior Vice President - Finance,
                                             Chief Financial Officer

                                    HILLS & COMPANY

                                    By: /s/ Carla A. Hills
                                        -------------------------
                                          Name: Carla A. Hills
                                          Title: Chair & CEO

                                                                       EXHIBIT A
                                                            TO WARRANT AGREEMENT


                       FORM OF FACE OF WARRANT CERTIFICATE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. THE TRANSFER OF SUCH SHARES IS SUBJECT TO RESTRICTIONS ARISING UNDER THE TERMS OF A WARRANT AGREEMENT DATED AS OF MARCH 22, 2001, BETWEEN THE COMPANY AND THE INITIAL HOLDER OF THE WARRANTS ISSUED THEREUNDER. THE COMPANY WILL MAIL A COPY OF THE WARRANT AGREEMENT TO THE HOLDER WITHOUT CHARGE WITHIN FIVE (5) DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THIS WARRANT AND ANY SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT.

No .1                                           Certificate for 25,000 Warrants


                           WARRANTS TO PURCHASE COMMON
                        SHARES OF R.G. BARRY CORPORATION

         THIS CERTIFIES THAT Hills & Company, or its registered assigns, is the registered holder of the number of Warrants set forth above (the "WARRANTS"). Each Warrant entitles the registered holder thereof (the "HOLDER"), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from R.G. Barry Corporation, an Ohio corporation (the "COMPANY"), one common share of the Company (the "COMMON SHARES") at the per share exercise price of $2.70 per share (the "EXERCISE PRICE"). This Warrant Certificate shall terminate and become void (i) as of the close of business on March 22, 2004 (the "EXPIRATION DATE"), or (ii) upon the exercise hereof as to all the Common Shares subject hereto.

         This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of March 22, 2001 (the "WARRANT AGREEMENT"), between the Company and Hills & Company (the "INITIAL HOLDER") and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company and the Holder of the Warrants. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Company, 13405 Yarmouth Road N.W., Pickerington, Ohio 43147, Attention: Chief Executive Officer.

         Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part in accordance with the exercise provisions in the Warrant Agreement, the surrender of this Warrant Certificate and with the payment of the Exercise Price to the Company by wire transfer of funds to an account designated by the Company for such purpose.

         As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable at any time or from time to time on or after the date hereof under the terms of the Warrant Agreement; PROVIDED, HOWEVER, that no Warrant shall be exercisable after the Expiration Date.

         Generally, in the event of any reclassification or change of outstanding Common Shares, the Holder of a Warrant shall be deemed for purposes of such reclassification or change to have been a holder of Common Shares as of the date of the Warrant Agreement.

         Upon any partial exercise of the Warrants, there shall be issued to the Holder hereof a new Warrant Certificate in respect of the Common Shares as to which the Warrants shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Company by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants.

         Except as provided in the Warrant Agreement, the Warrants do not entitle the Holder hereof to any of the rights of a shareholder of the Company. All Common Shares issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

         The Holder in whose name the Warrant Certificate is registered may be deemed and treated by the Company as the absolute owner of the Warrant Certificate for all purposes whatsoever and the Company shall not be affected by notice to the contrary.

                                          R.G. BARRY CORPORATION


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT B
                                                            TO WARRANT AGREEMENT


                      FORM OF ELECTION TO EXERCISE WARRANTS
                 (to be executed only upon exercise of Warrants)

                                      [   ]

         1. The undersigned hereby irrevocably elects to exercise [ ] Warrants at an exercise price per Warrant (subject to adjustment) of $________ to acquire an equal number of Common Shares, $1.00 par value per share, of R.G. Barry Corporation (the "Shares"), on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, and directs that the Common Shares deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

         2. The undersigned is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The undersigned is acquiring these Shares for investment for the undersigned's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). The undersigned is an accredited investor as that term is defined in Regulation D the Securities Act.

         3. The undersigned acknowledges and understands that the Shares constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the undersigned's investment intent as expressed herein. In this connection, the undersigned understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemptions may be unavailable if the undersigned's representation was predicated solely upon a present intention to hold these Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares or for a period of one year or any other fixed period in the future. The undersigned further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned further acknowledges and understands that the Company is under no obligation to register the Shares. The undersigned understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

         4. The undersigned is generally familiar with the provisions of SEC Rule 144, promulgated under the Securities Act, which, in substance, permit limited resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a nonpublic offering subject to the satisfaction of certain conditions.

         5. The undersigned further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act or some other exemption from registration will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The undersigned understands that no assurance can be given that any such other registration exemption will be available in such event.


Date:              ,
      -------------   ------

                                                                               1
                                        ----------------------------------------
                                        (Signature of Owner)


                                        ----------------------------------------
                                        (Street Address)


                                        ----------------------------------------
                                        (City)     (State)     (Zip Code)

                                        Signature Guaranteed by:


                                        ----------------------------------------


Securities and/or check to be issued to:


Please insert social security or identifying number:

                  Name:

                  Street Address:

                  City, State and Zip Code:



-----------
1 The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

Any unexercised Warrants evidenced by the Warrant Certificate to be issued to:


         Please insert social security or identifying number:

                  Name:

                  Street Address:

                  City, State and Zip Code:





                                       3